ICF Investor Presentation

Baird 2021 Virtual Global Consumer, Technology & Services Conference

ICF

June 8, 2021

Presented by: John Wasson, Chairman and CEO & Bettina Welsh, CFO

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant

to actual results or events, and do not intend to do so.

ICF: A professional + technology services firm

- Serve a roster of government clients with social + environmental missions, energy utilities + commercial clients
- Deliver strong cross-cutting capabilities in technology + engagement
- Leverage deep domain expertise to achieve superior results for clients
- Benefit from visibility of a substantial backlog + growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

Synergy in markets + capabilities

ICF's work across core service areas including climate, energy efficiency, disaster management, public health and social programs addresses environmental and social issues

Energy, Environment + Infrastructure
41%

Health + Social Programs
45%

Consumer + Financial
6%

Safety + Security
8%

Advisory + Strategy

Program Management

Technology, Analytics + Engagement

Based on Q1 2021 TTM financials released on May 4, 2021

Track record of strong revenue + EPS growth

Revenue:
5-year CAGR
5.9%

Non-GAAP EPS:
5-year CAGR
9.6%

5-year CAGRS calculated over 2015-2020

Multiple catalysts for long-term organic growth

- IT modernization
- Public health
- Disaster management
- Energy efficiency + utility consulting
- Environment + infrastructure consulting
- Climate and resiliency

~55% of our 2020 service revenue represented work in these key growth areas, which we expect to grow 10% or more over the next several years

ICF

IT modernization

ITG acquisition, completed January 2020, significantly expanded our qualifications in this area

Won over $300M in IT modernization contracts in 2020

Current pipeline of qualified opportunities in this market of ~$1.3B*

Expect pipeline to increase because IT modernization is a bipartisan priority

* Based on Q1 2021 financial performance released on May 4, 2021

Public health

- **HHS is ICF's largest federal agency client – 18% of total revenues***
- **ICF has contract vehicles in all federal agencies actively involved in COVID-19**

Awarded over $45M of COVID-19 **Response**-related work as of Q1 2021

Opportunities in **Recovery** + **Reinvent** phases:

- Modernization of disease surveillance systems
- Guidelines for government roles and responsibilities in a pandemic

ICF is recognized for deep domain expertise in public health and its expanded IT modernization capabilities

*Based on Q1 2021 TTM financials released on May 4, 2021

Disaster management

ICF is a leader in disaster management with a long track record of managing post-hurricane federally funded recovery programs

New federal funding for mitigation programs provides potential for steady flow of longer-term opportunities

Currently running disaster recovery programs in PR, TX post-2017 storms

Working on early stage mitigation programs in five states

Expect continued growth as already appropriated federal funds are released and new mitigation RFPs are issued

ICF's expertise in recovery and resilience is closely aligned with efforts to manage the effects of climate change

Energy efficiency and utility consulting

Energy efficiency programs for utilities: State-mandated

$60M+ in new awards from CA utilities

Utility transformation: distributed energy + grid modernization

Majority long-term contracts


NV Energy
Xcel Energy
Focus on Energy Wisconsin
ComEd
DTE Energy
Avangrid
Central Hudson
Columbia Gas
NYSERDA
GasNetworks
National Grid
Mass Save
PSEG
Eversource
PECO
ConEdison
Delmarva Power & Light
BGE
SMECO
PGW
Dominion South Carolina
FirstEnergy
Duke Energy
Pepco Holdings
Washington Gas Light Company
Entergy
Evergy
Ameren Missouri
JEA
Pacific Gas & Electric
SMUD
Southern California Edison
SoCalREN
Southern California Gas Company
San Diego Gas & Electric
New Mexico Gas Company
TNMP
PNM
El Paso Electric
Salt River Project
AEP Texas
CenterPoint Energy
AEP Public Service Company of Oklahoma

United States


Yukon Energy
Emissions Reduction Alberta
Natural Resources Canada
Environment & Climate Change Canada
Canadian Manufacturers and Exporters
BC Hydro
Newfoundland Hydro
Newfoundland Power
Home Performance Stakeholder Cou
Hydro Quebec
FortisBC
E1
City of Calgary
Energy Efficiency Alberta
SaskPower
Efficiency Manitoba
Nova Scotia Power
NB Power
City of Edmonton
Toronto Hydro
Independent Electricity System Operator
Municipal Climate Change Action Centre
Manitoba Hydro
Alectra
Niagara Peninsula Energy
Enbridge
Hydro One
Hydro Ottawa

Canada

Location of ICF Clients

Biden administration priorities create additional opportunities

- Overarching goal of decarbonizing U.S. economy
- Rejoined Paris Climate Accord
- Focus on climate change, environmental stewardship, and infrastructure
- Mandate that climate be considered in every major decision across government

ICF is one of the largest full-service climate consulting practices in the U.S., with additional expertise in adjacent services closely connected to climate + infrastructure

Climate-adjacent services	Infrastructure-adjacent services
Disaster mitigation	Environment
Decarbonization	Water
Public health impacts	Transportation
Environmental justice	

We serve a roster of government clients, energy utilities + commercial clients*

>80% of revenues from government clients + energy utility clients

Provides significant opportunities for expansion


US Federal
45%
US State + Local
14%
Commercial
34%**
Non-US Government
7%

*Based on Q1 2021 TTM financials released on May 4, 2021

**Includes energy utilities, commercial marketing, + other

We work with a broad array of government clients

Government revenues 66% of total revenues*

US federal revenues primarily from civilian agencies


DHHS 18%
DOD 6%
DOS 5%
EPA 3%
GSA 2%
FCC 1%
DOT 1%
Other Fed 9%
Non-US Government 7%
US State + Local 14%
Commercial 34%**

*Based on Q1 2021 TTM financials released on May 4, 2021

**Includes energy utilities, commercial marketing, + other

ICF Next: our go-to-market brand for digital transformation services

Technology

Analytics

Engagement

Strategy

Loyalty

Combines creativity of an agency with deep domain expertise of a consultancy

Designs solutions that drive real participation with customers, citizens, colleagues

Built specifically to realize the benefits of an integrated model

Drivers of long-standing client relationships

Institutional memory of government + utility programs

Workforce of long-time industry experts

Long-term contract vehicles with government + utility clients

Proprietary IP/loyalty programs



ICF culture:
a source of competitive advantage

Purpose

To build a more prosperous and resilient world for all.

Values

Interact with integrity

Bring your passion

Embrace differences

Challenge assumptions

Work together

Be greater than

At ICF, our business, environmental + social responsibilities are intertwined

We create impact through our client work…

$615M+*
Revenue from services supporting energy saving, carbon reduction, and natural resource protection programs

$670M+*
Revenue from services supporting health, education, development, and social justice programs

*Together reflect ~85% of 2020 revenue

ICF

…and in the way we operate

Setting science-based targets to reduce carbon emissions—Net-zero carbon status since 2006

Investing in the communities where we work and live

Ensuring value through governance—corporate policies and structure help us operate ethically and in compliance with the law

Corporate citizenship: 2020 performance highlights

Investing in our people	**Provided opportunities for all employees to develop and advance.**	**Leadership** **54%** female leaders **25%** female board members*	**Pay equity** no identified meaningful disparities across races or genders in the same roles	**Low turnover** **11.7%** as compared to 18.6% benchmark
Making a sustainable commitment	**Made progress on our carbon reduction goal and remained carbon neutral.**	**100%** net renewable electricity for global operations via renewable energy certificates	**31%** reduction in greenhouse gas emissions per employee since 2013 baseline	**Zero** net zero carbon status since 2006 due to investments in high-quality carbon offsets
Supporting important causes	**Donated to causes important to our employees and communities.**	**$714,000** corporate cash donations	**$515,000** employee contributions through our giving program	**1 to 1** ICF matched employee donations

Recognition

Climate Leadership: recognized by CDP (global environmental disclosure system) as a corporate pioneer against climate change, scoring A- for the third consecutive year

MarCom Awards 2020: 4 platinum awards for corporate citizenship reporting

*as of May 2021

Financial Performance

Track record of consistent revenue + earnings

Revenue ($ Millions)



$1,132
$1,185
$1,229
$1,338
$1,479
$1,507
5.9% 5 yr. CAGR
2015
2016
2017
2018
2019
2020

EPS



GAAP EPS
Non-GAAP Adj.*
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$4.15
$3.59
$4.17
$2.87
9.6% 5 yr. CAGR -- Non-GAAP
2015
2016
2017 **
2018
2019
2020

*Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

**2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

Q1 2021 performance

Revenue ($ Millions)*


$600
$500
$400
$300
$200
$100
$0
$358.2
$378.5
$255.4
$279.6
Q1 2020
Q1 2021
Service Revenue
Total Revenue

EPS*


$2.00
$1.50
$1.00
$0.50
$0.00
$0.83
$1.13
$0.55
$0.96
Q1 2020
Q1 2021
GAAP EPS
Non-GAAP EPS

Service revenue is equal to total revenue less subcontractor and other direct costs excluding direct labor and fringe

Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

*Based on Q1 2021 financial performance released on May 4, 2021

Contract awards ($ Millions)*

Book-to-bill ratio (TTM)

Q1 2020 **1.06** Q1 2021 **1.44**



$900
$600
$300
$0
$357
$596
Q1 2020
Q1 2021

Backlog ($ Billions)*



Funded
Unfunded
$2.7
$1.4
$1.3
$3.0
$1.4
$1.6
Q1 2020
Q1 2021

*Based on Q1 2021 financial performance released on May 4, 2021

2021 guidance

Revenue	$1.525B - $1.575B
Service revenue	$1.095B - $1.130B
GAAP EPS	$3.90 - $4.20*
Non-GAAP EPS	$4.35 - $4.65
Operating cash flow	~$100M

Upper end of range (Service revenue, GAAP EPS, Non-GAAP EPS)

* Exclusive of special charges

ICF

Pipeline ($B)


$5.7
$5.5
$5.8
$6.4
$6.3
$6.5
$6.5
$6.8
$7.1
$6.8
$6.3
$6.0
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Strong pipeline of qualified opportunities, the majority relating to federal government clients

Operating cash flow, 2016 - 2021


$M
Dividends
Debt Repayment + Other
Share Repurchase
CAPEX
$80.1
$51.5
$10.8
$17.8
$117.2
$70.2
$27.7
$19.3
$74.7
$7.9
$30.0
$11.3
$25.5
$91.4
$10.5
$31.9
$20.5
$28.5
$173.1
$10.5
$113.5
$29.7
$19.4
$100.0
2016
2017
2018
2019
2020
2021 GUIDANCE*

	2016	2017	2018	2019	2020
Net Debt	$253.3	$194.4	$188.7	$157.8	$289.4
EBITDA	$111.9	$111.0	$119.5	$129.6	$122.9
Net Debt/ EBITDA	2.26x	1.75x	1.58x	1.23x	2.36x

*Based on Q1 2021 financial performance released on May 4, 2021

Historical cash flow conversion at ~100%



$ Millions
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
105%
100%
95%
90%
85%
80%
91%
$83.6
$76.3
93%
$84.8
$80.1
101%
$101.7
$117.2
94%
$100.1
$74.7
91%
$112.9
$91.4
104%
$106.3
$173.1
2015A
2016A
2017A
2018A
2019A
2020A

Historical Cash Conversion	2015A	2016A	2017A	2018A	2019A	2020A
Net Income	$39.4	$46.6	$62.9	$61.4	$68.9	$55.0
Non-Cash Comp	$10.9	$9.1	$10.3	$11.5	$15.8	$17.6
Depr & Amort	$33.4	$29.1	$28.6	$27.2	$28.2	$33.7
Adj. Net Income	**$83.6**	**$84.8**	**$101.7**	**$100.1**	**$112.9**	**$106.3**
Operating Cash Flow (Op CF)	$76.3	$80.1	$117.2	$74.7	$91.4	$173.1
Cum. Op CF as % of Adj. Net Inc.	**91%**	**93%**	**101%**	**94%**	**91%**	**104%**

- Over the past five years, we have had very strong cash conversion of our net income (adjusted for non-cash items) and generated strong Operating Cash Flow……
- …While growing our top line from $1.1B in 2015 to $1.5B in 2020 at a 5.9% CAGR (which required an investment in working capital)
- We are generating more cash flow over time, despite timing/volatility across FYs
  - Although 2021 Operating Cash Flow guidance of $100M is below 2020 results, the average operating cash flow for the three years ending 2021 is 34% higher than the average for the previous three-year period

In summary — ICF offers:

Distinctive expertise in high-growth sectors of government, energy utility industry + digital transformation

Established long-term client and contract relationships + substantial contract backlog

Strong environmental, social, + governance performance— internally + for clients

All leading to substantial organic growth opportunities and the potential for accretive acquisitions

ICF

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About ICF

ICF (NASDAQ:ICFI) is a global consulting and digital services company with over 7,000 full- and part-time employees, but we are not your typical consultants. At ICF, business analysts and policy specialists work together with digital strategists, data scientists and creatives. We combine unmatched industry expertise with cutting-edge engagement capabilities to help organizations solve their most complex challenges. Since 1969, public and private sector clients have worked with ICF to navigate change and shape the future. Learn more at **icf.com**.